UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ALEANNA, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

AleAnna, Inc.

300 Crescent Court, Suite 1860

Dallas, TX 75201

NOTICE OF 2026 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON June 26, 2026

Dear AleAnna, Inc. Stockholder:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of AleAnna, Inc., a Delaware corporation (the “Company”), will be held via live webcast on Friday, June 26, 2026, at 11:00 am Eastern Time. To participate in the Annual Meeting, visit https://www.cstproxy.com/aleannainc/2026, and enter the 12-digit control number included on your Notice of Internet Availability of Proxy Materials and Proxy Card. You may register for the Annual Meeting as early as 11:00 a.m. Eastern Time on June 19, 2026. If you hold your shares through a bank, broker or other nominee, you will need to take additional steps to participate in the Annual Meeting, as described in the Proxy Statement.

A Proxy Statement and Proxy Card for the Annual Meeting are enclosed. The Annual Meeting is for the following purposes, as proposed by our Board of Directors:

1.	To re-elect Curtis Hébert Jr. and William K. Dirks as Class II directors to serve until the 2029 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified or their resignation, death or removal.

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To transact such other business as may properly be raised at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 28, 2026 as the record date (the “Record Date”) for the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail or, if you received printed proxy materials, on the enclosed Proxy Card.

By Order of the Board of Directors,

/s/ Graham van’t Hoff
Graham van’t Hoff Chairman of the Board

April 30, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 26, 2026:

As permitted by the “Notice and Access” rules of the Securities and Exchange Commission, this Notice of Internet Availability of Proxy Materials, the Proxy Statement and the Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available at https://www.cstproxy.com/aleannainc/2026. We expect the proxy materials to be mailed and/or made available to each stockholder entitled to vote on or about May 8, 2026.

i

AleAnna, Inc.

300 Crescent Court, Suite 1860

Dallas, TX 75201

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 26, 2026

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

These proxy materials are being furnished to you in connection with the solicitation by the Board of Directors (the “Board”) of AleAnna, Inc. (“AleAnna,” the “Company,” “we,” “us” or “our”) of proxies to be voted at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) or at any adjournment or postponement thereof. The Annual Meeting will be held via live webcast on Friday, June 26, 2026, at 11:00 am Eastern Time. In accordance with the rules of the U.S. Securities and Exchange Commission (“SEC”), we will send a Notice of Internet Availability of Proxy Materials on or about May 8, 2026 and provided access to the proxy materials over the Internet on or before that date to the holders of record and beneficial owners of our common stock at the close of business on April 28, 2026 (the “Record Date”).

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet instead of mailing a printed copy of our proxy materials to all of our stockholders. Accordingly, we mailed a Notice of Internet Availability of Proxy Materials to our stockholders (other than those who previously requested paper copies) on or about May 8, 2026. The Notice of Internet Availability of Proxy Materials contains instructions on how to (i) access and view the proxy materials over the Internet, (ii) vote and (iii) request a paper or electronic copy of the proxy materials. In addition, if you received paper copies of our proxy materials and wish to receive all future proxy materials, proxy cards and annual reports electronically, please follow the electronic delivery instructions on cstproxyvote.com. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce both costs and the environmental impact of the Annual Meeting.

What am I being asked to vote on?

You are being asked to vote on the following items:

●	the re-election of two Class II directors, to serve until the 2029 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified or until their earlier resignation, death or removal; and

●	the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

In addition, you are entitled to receive notice of and to vote on any other matters that are properly brought before the Annual Meeting or at any adjournments or postponements thereof.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by proxies will be voted, and our Board recommends that you vote, as follows:

●	“FOR” the re-election of the two Class II director nominees; and

●	“FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 28, 2026. You are entitled to vote at the Annual Meeting only if you were an AleAnna stockholder at the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. At the close of business on the Record Date, there were 66,934,400 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting, comprised of 40,940,000 shares of Class A common stock, par value $0.0001, per share (“Class A common stock”), and 25,994,400 shares of Class C common stock, par value $0.0001, per share (“Class C common stock,” together with the Class A common stock, the “common stock”). On each matter to be voted on at the Annual Meeting, you are entitled to one vote for each share of common stock held as of the Record Date. Stockholders have no right to cumulative voting in the re-election of directors.

A list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of 10 days ending on the day before the Annual Meeting, at the Company’s principal place of business at 300 Crescent Court, Suite 1860 Dallas, TX 75201.

How can I attend the Annual Meeting?

The Annual Meeting will be virtual, rather than in person. You are entitled to attend the Annual Meeting only if you were an AleAnna stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. If your shares of our common stock are registered directly in your name with Continental Stock Transfer & Trust, our stock transfer agent (“Continental”), you are considered the “stockholder of record” with respect to those shares. As a stockholder of record, you may register to attend the Annual Meeting as early as 11:00 a.m. Eastern Time on June 19, 2026 by visiting the virtual meeting website located at https://www.cstproxy.com/aleannainc/2026, entering the 12-digit control number that you received on your Notice of Internet Availability of Proxy Materials or the proxy card that accompanied the proxy materials and clicking on the link to pre-register. You will need to log in to the virtual meeting website at https://www.cstproxy.com/aleannainc/2026 prior to the start of the Annual Meeting using your control number. Pre-registration is recommended but not required for stockholders of record. If you are not a shareholder or do not have a control number, you will not be able to participate.

If your shares of our common stock are held in a stock brokerage account or by a bank, broker or other nominee, the bank, broker or other nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” In order to attend the Annual Meeting as a beneficial owner of our stock held in street name, you must obtain a legal proxy by contacting your account representative at the bank, broker or other nominee that holds your shares to receive a 12-digit control number. You should then e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com no later than 5:00 p.m. Eastern Time on Thursday, June 23, 2026. After contacting Continental, you will receive an e-mail prior to the Annual Meeting with a link and instructions for attending the Annual Meeting.

Stockholders participating in the virtual meeting will be in a listen-only mode. However, virtual attendees will be able to vote and submit questions during the Annual Meeting using the virtual meeting website.

Stockholders will also have the option to listen to the virtual meeting by telephone (but will not have the ability to vote or submit questions) by calling the following numbers and entering the passcode when prompted:

●	Within the U.S. and Canada: + 1 800-450-7155 (toll-free); conference ID: 0424387#

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply); conference ID: 0424387#

How can I ask questions at the Annual Meeting?

The Company intends the virtual meeting format to approximate an in-person experience for our stockholders. During the Annual Meeting, stockholders may submit questions by typing in the “Submit a Question” box on the virtual meeting website. Our administrator will review all questions submitted during the Annual Meeting, and we intend to answer pertinent questions submitted, as time permits.

Where can I get technical assistance?

Please visit the virtual meeting website located at https://www.cstproxy.com/aleannainc/2026 in advance of the Annual Meeting to ensure accessibility. Technical support in connection with the virtual meeting platform will be available by telephone at (917) 262-2373 beginning at 8:00 AM Eastern Time on June 26, 2026, through the conclusion of the Annual Meeting.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong Internet or telephone connection, as applicable, wherever you intend to participate in the Annual Meeting, and you should allow plenty of time to log in or call in and ensure that you can hear audio prior to the start of the Annual Meeting.

How many shares must be present or represented to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. A majority of the voting power of the common stock outstanding and entitled to vote at the Annual Meeting, present virtually or represented by proxy, shall constitute a quorum. Based on 66,934,400 shares of common stock issued and outstanding as of the Record Date, 33,467,201 shares of common stock would be required to be present virtually or represented by proxy for there to be a quorum. If a quorum is not present at the Annual Meeting, no business can be transacted at that time, and the meeting will be continued, adjourned or postponed to a later date. A stockholder’s instruction to “withhold” authority, abstentions and broker non-votes will be counted as present for purposes of determining quorum. See “What is a ’broker non-vote?” and “What is an abstention and how will votes withheld and abstentions be treated?” below for an explanation of broker non-votes, abstentions and votes withheld.

What is the difference between a “stockholder of record” and a “street name” holder?

As described above, if your shares of our common stock are registered directly in your name with Continental, you are considered the “stockholder of record” with respect to those shares. If your shares of our common stock are held in a stock brokerage account or by a bank, broker or other nominee, the bank, broker or other nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.”

How do I vote if I am a stockholder of record?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting. If you are a stockholder of record, there are two ways to vote by proxy:

●	By Internet: You can vote over the Internet at www.cstproxyvote.com by following the instructions on the Notice of Internet Availability of Proxy Materials or Proxy Card; or

●	By Mail: You can vote by mail by signing, dating and mailing the Proxy Card, which you may have received by mail. Mailed proxy cards must be received no later than June 25, 2026, in order to be counted at the Annual Meeting.

You may also vote in person during the Annual Meeting over the Internet at www.cstproxyvote.com. To vote during the Annual Meeting, you will need to enter the 12-digit control number received with your Notice of Internet Availability of Proxy Materials or Proxy Card.

Internet voting for eligible stockholders of record will close at 11:59 p.m. Eastern Time on June 25, 2026. The giving of an Internet proxy will not affect your right to vote virtually at the Annual Meeting should you choose to attend. If you choose to attend the Annual Meeting, you will have the ability to change your vote.

How do I vote if my shares are held in “street name”?

If your shares of common stock are held in street name through a bank, broker or other nominee, you will receive instructions on how to vote from your bank, broker or other nominee. You must follow those instructions in order for your shares to be voted. If your shares are not registered in your own name and you would like to vote your shares virtually at the Annual Meeting, you must obtain a valid proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. See “How can I attend the Annual Meeting?” above.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote or revoke your proxy at any time prior to the final vote at the Annual Meeting by:

●	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

●	providing written notice of revocation to our Secretary at AleAnna, Inc., 300 Crescent Court, Suite 1860 Dallas, Texas 75201, prior to or at the Annual Meeting; or

●	attending the Annual Meeting and voting virtually.

Your most recent proxy submitted by proxy card or Internet is the one that is counted. Your attendance at the Annual Meeting by itself will not automatically revoke your proxy.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or other nominee following the instructions they provided, or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting virtually.

How many votes are needed to approve each proposal?

The following table summarizes the votes needed to approve each proposal, the effect of withhold votes/abstentions and whether broker discretionary voting is permitted.

Proposal	Vote Required	Withheld Votes/Abstentions Counted as a “No” Vote?	Effect of Broker Non-Votes	Discretionary Vote Allowed?
Re-election of two Class II directors	Plurality of votes cast	No (1)	No effect	No

Ratification of the appointment of independent registered public accounting firm	Majority of common stock present virtually or represented by proxy and entitled to vote on the subject matter	Yes	(2)	Yes

(1)	A “withheld” vote or an abstention will not be counted as a vote and therefore will have no effect on this proposal.

(2)	As brokers have discretionary voting with respect to this proposal, there will be no broker non-votes.

Under our bylaws (the “Bylaws”), directors are elected by a plurality of the votes cast for each director nominee by holders of shares of our common stock present virtually or represented by proxy and entitled to vote in the re-election of directors at the Annual Meeting at which a quorum is present. A “plurality” means that the director nominees receiving the highest number of “FOR” votes from holders of our shares of common stock present virtually or represented by proxy and entitled to vote in the election of directors at the Annual Meeting will be elected. Votes “withheld”, abstentions and broker non-votes will have no effect on the outcome of the re-election of a director.

Under the Bylaws, matters other than the election of directors will be decided by a majority of the voting power of our shares of common stock present virtually or represented by proxy and entitled to vote on the subject matter at a meeting of stockholders at which a quorum is present. As such, the proposal for the ratification of the independent registered public accounting firm at the Annual Meeting will be approved if the votes “FOR” such proposal exceed the number of votes “AGAINST” such proposal. Abstentions will have the same effect as voting “AGAINST” each of these two proposals and “broker non-votes” will have no effect on the outcome of the vote of each of these two proposals.

As described further below, brokers who hold shares of common stock for the accounts of their clients have discretionary authority to vote such shares if specific instructions are not given, only with respect to “routine” items. The ratification of Deloitte as our independent registered public accounting firm is considered a “routine” matter, therefore, your broker has discretionary authority to vote your shares of common stock even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority absent specific instructions from you to vote your shares on the re-election of directors which is considered a “non-routine” matter.

What is a “broker non-vote”?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote your shares with respect to “non-discretionary” matters unless you provide instructions on how to vote in accordance with the information and procedures that your broker has provided to you in accordance with the New York Stock Exchange (“NYSE”) rules governing brokers.

If you are a beneficial owner whose shares are held of record by a broker, your broker has “discretionary voting” authority under NYSE rules governing brokers to vote your shares on “routine” matters, such as the ratification of Deloitte as our independent registered public accounting firm, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority absent specific instructions from you to vote on the re-election of directors, which is considered a “non-routine” matter. If you don’t vote on non-routine matters, a broker non-vote will occur but such broker non-votes will have no impact with respect to the re-election of directors.

What is an abstention and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the re-election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions, though counted for the purposes of determining a quorum, will have no impact on the re-election of the directors and will have the same effect as voting “AGAINST” the ratification of the independent registered public accounting firm.

Who will count the votes?

Continental has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed proxy card is returned directly to Continental for tabulation. As noted above, if you hold your shares through a broker, your broker returns one proxy card to Continental on behalf of all its clients. Continental will serve as Inspector of Election at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and will report the final voting results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting.

What if I return a proxy card but do not make specific choices?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations and the descriptions of each proposal are indicated on page 1 of this Proxy Statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named in the proxy card will vote your shares in accordance with their best judgment.

Who pays for the expenses of solicitation?

Our Board is soliciting your proxy on behalf of the Company. The Company pays for the costs of the distribution of the proxy materials and solicitation of proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses for forwarding proxy and solicitation materials to our stockholders. Our directors, officers and employees may also solicit proxies on our behalf in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, that means your shares are registered in more than one name or are registered in different accounts. In order to vote all of the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards or Notice of Internet Availability of Proxy Materials you receive.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

In accordance with our certificate of incorporation (the “Charter”), the Board is divided into three classes with staggered terms. The Board presently has five members. There are two Class I directors whose term of office expires at the 2028 annual meeting of stockholders: Graham van’t Hoff and Duncan Palmer. There are two Class II directors whose term of office expires at the Annual Meeting: Curtis Hébert Jr. and William K. Dirks. There is one Class III director whose term of office expires at the 2027 annual meeting: Marco Brun. Upon the expiration of the current term for each of the Class I directors, Class II directors and Class III directors, the re-elected directors of such respective class shall serve terms expiring upon the third annual meeting of stockholders following the year of election. Following such time as the Company is no longer a “controlled company” pursuant to Nasdaq Listing Rule 5615(c), the classification of our Board shall terminate immediately prior to the first annual meeting of stockholders following such date the Company is no longer a “controlled company”, and each director shall be elected to serve a term of one year, with each director’s term to expire at the next annual meeting of stockholders following the director’s election.

Messrs. Hébert and Dirks have been nominated by the Board for re-election to the Board at the Annual Meeting. If elected at the Annual Meeting, Messrs. Hébert and Dirks will serve until the 2029 annual meeting of stockholders and until their successors have been duly elected and qualified, or, if sooner, until their death, resignation or removal.

The nominees have consented to be named in the Proxy Statement and to serve if re-elected. If, however, either or both of Messrs. Hébert and Dirks are unavailable for re-election, your proxy authorizes us to vote for a replacement nominee(s) if the Board names such a replacement(s). As an alternative, the Board may reduce the number of directors to be elected at the Annual Meeting. Proxies may not be voted for a greater number of persons than the nominees presented.

A brief biography of the director nominees and each director whose term will continue after the Annual Meeting is set forth below under “Information Regarding Director Nominees and Continuing Directors.” The biographies below include information regarding specific experience, qualifications, attributes or skills of each director nominee as well as the directors not up for re-election that led the Board (the Board does not currently maintain a nominating/governance committee based on an exemption from Nasdaq Listing Rules for “controlled companies”) to determine that such individual should serve as a member of the Board as of the date of this Proxy Statement and should be a nominee for re-election at this Annual Meeting.

Vote Required

The proposal regarding the re-election of two Class II directors requires the approval of a plurality of votes cast by holders of shares of our common stock present virtually or represented by proxy and entitled to vote in the election of directors at the Annual Meeting. Votes withheld or “broker non-votes” will have no effect on the outcome of the vote on this proposal.

The Board of Directors unanimously recommends a vote “FOR” the re-election of Hébert and Dirks as Class II directors.

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Nominees for Re-Election to a Three-Year Term Expiring at the 2029 Annual Meeting of Stockholders (Class II Directors)

Curtis Hébert, Jr., 63, has served as a director since December 2024. Mr. Hébert is the former Commissioner and Chairman of the Federal Energy Regulatory Commission (“FERC”), where he served from November 1997 to September 2001, and a former executive vice president for Entergy Corporation, where he served from September 2001 to July 2010. Mr. Hébert is currently a partner with the Brunini Law Firm, where he advised energy companies and corporations throughout the globe on numerous matters, including building accountability and transparency into corporate governance, improving the quality of regulatory filings, reporting and relationships, and executing complex, structured regulatory settlements since July 2012. He also served as a visiting scholar with the Bipartisan Policy Center in Washington, where he co-chaired the Energy Reliability Task Force and the Cybersecurity Task Force. Previously, Mr. Hébert served as chief executive officer of Lexicon Strategy Group, an energy, finance and regulatory law advisory firm, from August 2010 to July 2012. Mr. Hébert has broad and deep experience in multiple segments of the energy sector, spanning exploration and production, natural gas transportation, electric generation and distribution, chemicals, and mining. He brings a thorough knowledge of national and international energy markets, policy, and regulatory processes. Mr. Hébert also spent years in the telecommunications, transportation, and water/sewage sector on regulatory filings and administrative hearings. Mr. Hébert has served as an independent director and member of the audit committee of Verde Clean Fuels, Inc. since February 2023. Mr. Hébert served as an independent director, a member of the audit committee, a member of the nominating committee and the chairman of the compensation committee of Bluescape Opportunity Acquisition Corp. from September 2020 through November 2023. Mr. Hébert earned a Juris Doctorate from the Mississippi College School of Law and a Bachelor’s Degree from the University of Southern Mississippi. We believe Mr. Hébert’s extensive experience in corporate governance and regulatory matters qualify him to serve on the Board.

William (“Bill”) K. Dirks, 69, Mr. Dirks has served as Executive Director and as a member of the Board of AleAnna since December 2024. Prior to December 2024, Mr. Dirks served as executive chairman for each of AleAnna Resources, LLC and AleAnna Energy, LLC (“AleAnna Energy”) since 2015. Since 2015, Mr. Dirks has also served as chairman and chief executive officer of 1852797 Alberta ULC, and chief executive officer of Nautilus Resources LLC, a wholly owned Bluescape subsidiary and a significant shareholder in AleAnna (“Nautilus”), and 1852797 Alberta ULC. Mr. Dirks has served in these roles as an independent executive contractor and his responsibilities for the group include pursuing, acquiring, and developing oil and gas licenses in the US, Canada, and Italy. He is also responsible for strategy design, transaction negotiation, and overall day-to-day management of the companies, including technical and operational execution. Mr. Dirks has more than 43 years of exploration and production operating experience worldwide, including asset acquisitions, design and management of seismic operations, drilling and completions programs, and management of production operations. Mr. Dirks has a track record of creating value in the upstream E&P sector through senior management and fund-raising experience at publicly and privately held companies. Prior to his current postings, from 2010 – 2014, Mr. Dirks served as president and chief operating officer of Sonde Resources Corporation, a publicly-traded (TSX and NYSE) global E&P company with operations in Western Canada and Northern Africa. At Sonde, Mr. Dirks was responsible for strategy, asset acquisitions, and overall technical and operational execution. While at Sonde, Mr. Dirks successfully assembled over 250,000 sweet-spot acres in the Duvernay, Montney, and Wabamun plays. Prior to Sonde, from 2006 – 2010, Mr. Dirks was the co-founder and managing partner of Tecton Energy LLC, a privately held E&P company focused on U.S. and Canadian onshore unconventional resource plays. In his role at Tecton Energy, Mr. Dirks was responsible for strategy, asset acquisitions, development, and operational execution. At Tecton Energy, Mr. Dirks purchased and monetized exploration positions in excess of 500,000 acres in a three-year period. Prior to Tecton Energy, from 2002 – 2006, Mr. Dirks was president of Samson Canada, a large family-owned E&P company with approximately 250 employees/contractors, 200 MMcf/d production, 200 new wells annually, and 1MM acres of unconventional resource and tight gas holdings in Alberta and British Columbia. In his role at Samson, Mr. Dirks was responsible for technical and operational execution. Further, Mr. Dirks held a series of positions at Shell Oil Company from 1981 – 1999, ultimately serving as president and chief executive officer of Shell Technology Ventures (1996), and as U.S. Onshore exploration manager (1992). While chief executive officer of Shell Technology Ventures, Mr. Dirks raised $120 million, implemented a partnership with Beacon Group, and launched five startups in the fields of drilling, re-completion, processing, and remediation. While serving as an exploration manager, Mr. Dirks was responsible for annual exploration and production capital development programs in excess of $100 million. Mr. Dirks earned a Bachelor of Science in geology and a Master of Science in civil engineering from Iowa State University and is a Henry Crown Fellow of the Aspen Institute. We believe Mr. Dirks’ extensive experience in business qualifies him to serve on the Board.

Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders (Class III Directors)

Marco Brun, 60, has served as our Chief Executive Officer and as a member of our Board since December 2024. Prior to December 2024, Mr. Brun has been employed by, and has served as the chief executive officer and sole director of, AleAnna Italia S.p.A. since September 2022. Mr. Brun’s current responsibilities include advancing AleAnna’s conventional natural gas exploration and production developments (including both the Longanesi field and AleAnna’s other conventional prospects). Mr. Brun is also responsible for acquiring, integrating, and overseeing operation of AleAnna’s renewable natural gas acquisition and development projects. Prior to employment with AleAnna, Mr. Brun served the company as independent executive contractor from March 2021through August 2022 where he provided strategic consulting around business development, regulatory affairs, and operational execution. Previously, from July 2018 to February 2021, Mr. Brun served as vice president at Assomineraria Confindustria Industry Association, acting as a lobbyist for hydrocarbons and geothermal energy. During the same period, Mr. Brun was a supervisory board member at the Confindustria Energia Industry Association, an executive committee member at Aspen Institute Italy (from June 2019to February 2021) and a non-executive board member at the British Embassy in Italy from October 2010 to February 2021. In these roles, Mr. Brun coordinated with industry executives and government representatives to improve dialogue, educate, and enhance conversations around energy and economic development in Italy. One of Mr. Brun’s most notable tenures was at Shell plc, where he held several key positions. From December 2009 to February 2021, Mr. Brun was chief executive officer upstream and country chair Italy and Adriatic Countries at Shell, as well as chief executive officer and president of the board of directors of Shell Italia E&P S.p.A. with revenues exceeding $2 billion and CFFO of over $500 million. His responsibilities included overseeing operational execution of business lines as well as managing Shell’s reputation, government relations, strategy, and business delivery across various sectors and European geographies. Mr. Brun played a key role in lobbying activities, sponsorships with Ferrari and Ducati, and led significant transactions such as the divestment of the Italian retail gas network and the acquisition of Sonnen in Italy. Previously, Marco was also the general manager of gas & power Italy and France at Shell from September 2006 to December 2009, where he oversaw operational execution, strategy, and spearheaded market entries and managed substantial projects such as the re-gas terminal development in France and Italy. Mr. Brun’s earlier career included roles in business development, and sales and marketing, where he consistently delivered outstanding performance, managed and negotiated significant contracts, acquired assets, and developed new lines of business. Mr. Brun stands as a seasoned senior executive with a distinguished career, spanning nearly three decades in the energy sector. Mr. Brun has garnered experience across downstream, midstream, and upstream oil, gas, power, and renewable sectors. Mr. Brun’s career has seen him operate in diverse geographies, including Italy, USA, Canada, UK, Netherlands, Turkey, Spain, Portugal, France, Greece, Slovenia, Croatia, and Albania, allowing him to seamlessly adapt to various economic environments. Since 2016, Mr. Brun has also contributed to academia through his ongoing tenure as a visiting professor at Sciences Po University, Paris School of International Affairs. Here, Mr. Brun imparts his knowledge on “Industrial Energy Transitions” within the International Energy Transitions Master program. Mr. Brun holds a Master’s Degree in Business Administration from the University of Bergamo and has completed additional courses at prestigious institutions such as Bocconi School of Management and Harvard Business School. Throughout his career, Marco Brun has demonstrated an unwavering commitment to excellence, strategic vision, and the ability to create significant value in diverse and challenging environments. His leadership and expertise continue to influence the European energy industry. We believe Mr. Brun’s extensive experience in business qualifies him to serve on the Board.

Directors Continuing in Office until the 2028 Annual Meeting of Stockholders (Class I Directors)

Graham van’t Hoff, 64, has served as a director since December 2024. Mr. van’t Hoff currently serves on several boards, as described below, and has participated in consulting work in the energy and chemical industry since June 2019. Prior thereto, Mr. van’t Hoff served as the chief executive officer of Shell Chemicals from January 2013 to June 2019, the executive vice president of Shell Alternative Energies from January 2012 to December 2012, a board member of Shell International Petroleum Co. from 2014 to 2017 and chairman of Shell UK Limited from March 2011 to December 2012. He has extensive board experience on several global joint ventures, including Raizen, a Brazilian biofuel company, Infineum, a joint venture between Shell and ExxonMobil focused on the formulation, manufacturing and marketing of petroleum additives for lubricants and fuels, as well as chairman of CSPC (CNOOC Shell Petrochemicals Co), one of the largest Chinese petrochemical companies. During his tenure at Shell, Mr. van’t Hoff oversaw significant global growth in the revenue and profit of Shell’s chemical businesses, with revenues exceeding $24 billion. Mr. van’t Hoff’s 35 years of experience spans multiple segments of the energy and chemical sectors from upstream through refining, marketing and trading, P&L leadership, strategy, government relations, technology and IT. Mr. van’t Hoff’s extensive international business experience includes appointments to the boards and executive committees of multiple international chemical industry associations, including ACC (the American Chemistry Council), CEFIC (the European Chemical Industry Association), and ICCA (the International Council of Chemical Associations). He was also a founding member of the Alliance to End Plastic Waste, formed in 2019, which gained $1.5 billion of funding commitments in its first year of formation, and is on the Oxford University Chemistry Development Board. Mr. van’t Hoff has served as an independent director and a member of the compensation committee of Verde Clean Fuels, Inc. since February 2023, has served as an independent director (chairman) and member of the audit committee, compensation committee and nominating and governance committee of 5E Advanced Materials, Inc. since October 2022, and has served as an independent director and chair of the health, safety and environment committee of MAC Copper since November 2023. Mr. van’t Hoff also serves on the North American advisory board for Air Liquide, and on the board of the privately-owned, commercial solar farm developer and operator, Silicon Ranch Corporation. Additionally, Mr. van’t Hoff served as an independent director, a member of the audit committee, the chairman of the nominating committee and a member of the compensation committee of Bluescape Opportunities Acquisition Corp. from September 2020 through November 2023. Mr. van’t Hoff earned a Master’s Degree in Business Management, with Distinction, from Manchester Business School and a Master’s Degree in Chemistry from the University of Oxford. We believe Mr. van’t Hoff’s extensive experience in business qualifies him to serve on the Board.

Duncan Palmer, 60, has served as a director since December 2024. Mr. Palmer has served as an independent director of Oshkosh Corporation since 2011 and has been chairman of the audit committee since 2019, and has served as an independent director of Verde Clean Fuels, Inc. as well as a chairman of the audit committee since February 2023. Mr. Palmer served as an independent director, chairman of the audit committee, a member of the nominating committee and a member of the compensation committee of Bluescape Opportunities Acquisition Corp. from October 2020 through November 2023. Additionally, he is the former chief financial officer of Cushman & Wakefeld, a leading global real estate services company and served in this position from November 2014 to February 2021. From 2012 to 2014, Mr. Palmer served as the chief financial officer of RELX, a global provider of information-based analytics and decision tools. From 2022 to 2025 Mr. Palmer was a director and chair of the audit committee at Venterra PLC since October 2022. Venterra is a private company engaged in the offshore wind services industry. Mr. Palmer has been a director of Ohmium since May 2023. Ohmium is a privately owned U.S. company engaged in the green hydrogen electrolyser industry. Finally, from 2007 to 2012, Mr. Palmer served as the chief financial officer of Owens Corning, a global manufacturer of building materials and fiber glass reinforcements. As chief financial officer, Mr. Palmer led Cushman & Wakefeld’s IPO and oversaw all aspects of the company’s financial operations, including multiple corporate functions from treasury and investor relations to tax and internal audit. Mr. Palmer has extensive financial operations, transactional, and business development knowledge and experience through previous chief financial officer appointments at Cushman & Wakefeld, RELX, Owens Corning and as a senior finance executive at Royal Dutch Shell. Mr. Palmer’s extensive international business experience includes leadership of finance organizations ranging in size from 500 to 2,000 employees and encompasses multi-billion dollar capital allocation programs, merger integrations, debt offerings and share repurchase programs. His experience spans many segments of the energy, lubricants, materials, information services and real estate services sectors. Mr. Palmer also has deep transactional and business development experience, having overseen mergers and acquisitions execution, as well as corporate strategy. Mr. Palmer earned a Master’s Degree of Business Administration from the Stanford Graduate School of Business and a Master’s Degree from St. John’s College Cambridge (UK). He is a Fellow of the Chartered Institute of Management Accountants (UK). We believe Mr. Palmer’s extensive experience in business qualifies him to serve on the Board.

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Composition of Our Board of Directors

Our business and affairs are organized under the direction of our Board. Our Board meets on a regular basis and additionally as required.

While the terms of our Charter established the number of directors comprising our Board at five as of the date of filing with the Delaware Secretary of State, our Charter provides that subsequent to such filing the Board may establish the authorized number of directors from time to time by one or more resolutions adopted from time to time by the Board. Our Board currently consists of five members. Directors are elected by the plurality vote of our stockholders at the respective annual meetings.

Classified Board

Our Charter provides that until immediately prior to the first annual meeting of stockholders following the date the Company is no longer a “controlled company” pursuant to Nasdaq Listing Rule 5615(c), the directors shall be divided into three classes designated Class I, Class II and Class III. The Board is divided among the three classes as follows:

●	Our Class I directors are Graham van’t Hoff and Duncan Palmer, and they are currently serving for a term expiring at the 2028 annual meeting of stockholders;

●	Class II directors are Curtis Hébert, Jr. and William K. Dirks, and, following their re-election at the Annual Meeting, they will serve for a term expiring at the 2029 annual meeting of stockholders; and

●	Class III director is Marco Brun, and he is currently serving for a term expiring at the 2027 annual meeting of stockholders.

Each director shall hold office until his or her successor shall be duly elected and qualified or until such director’s earlier death, disqualification, resignation or removal. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Following the time as the Company is no longer a “controlled company” the classification of our Board shall terminate immediately prior to the first annual meeting of stockholders following such date the Company is no longer a “controlled company,” and each director shall be elected to serve a term of one year, with each director’s term to expire at the next annual meeting of stockholders following the director’s election.

There are no agreements with respect to the election of directors. There are no family relationships among our executive officers and directors.

Director Independence

As of the Record Date, Nautilus and its affiliates under common control beneficially own a majority of the voting power of all outstanding shares of our Class A and Class C common stock (approximately 93.7%). As a result, AleAnna is a “controlled company” within the meaning of the Nasdaq Listing Rules. Under the Nasdaq Listing Rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (3) that director nominees must either be selected, or recommended for the board’s selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

The Nasdaq Listing Rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his or her background, employment, affiliations, related party transactions, and any family relationships, our Board has determined that Mr. van’t Hoff, Mr. Palmer, and Mr. Hébert are “independent” as that term is defined under the applicable rules and regulations of the SEC and the Nasdaq Listing Rules. These independent directors comprise a majority of the members of our Board and, accordingly, the Board and the Company is not availing itself of the “controlled company” exemption from the requirement that independent directors comprise a majority of the Board.

Our Compensation Committee (as defined below) is comprised of three directors (Messrs. Hébert, Jr., Palmer and van’t Hoff), all of which are independent under the applicable Nasdaq Listing Rules and SEC rules for compensation committee service and, accordingly, the Board and the Company is not availing itself of the “controlled company” exception from the requirement that the Compensation Committee (as defined below) be comprised entirely of independent directors.

Our Audit Committee (as defined below) is comprised of three directors (Messrs. Hébert, Jr., Palmer and van’t Hoff), all of which are independent under the applicable Nasdaq Listing Rules and SEC rules for compensation committee service and, accordingly, the Board and the Company is not availing itself of the “controlled company” exception from the requirement that the Audit Committee (as defined below) be comprised entirely of independent directors.

The Company doesn’t maintain a nominations committee comprised solely of independent directors with respect to selecting or recommending to the Board director nominees nor are director nominees selected or recommended to the Board by independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate and, accordingly, the Board and the Company is relying on the “controlled company” exemption from this requirement. The Board believes that as it is comprised of a majority of independent directors, appropriate independent analysis and oversight exists.

If we cease to be a “controlled company” and our shares continue to be listed on the Nasdaq Stock Market, we will be required to comply with these standards and, depending on our Board’s independence determination with respect to its then-current directors, we may be required to form a nominating committee in order to achieve such compliance within the applicable transition periods.

Board Leadership Structure

Graham van’t Hoff serves as chairman of the Board and is responsible for, among other matters, serving as a liaison between the Board and the chief executive officer, approving Board meeting agendas, facilitating communication of annual Board evaluation feedback, and participating with the Compensation Committee in the annual chief executive officer performance evaluation. We believe that this leadership structure will allow our chief executive officer to focus his time and energy on managing our business, while our chairman provides time and attention to board oversight and governance. However, we believe that no single leadership model is right for all companies and at all times, and the Board will review its leadership structure as appropriate to ensure it continues to be in the best interests of AleAnna and its stockholders. The Board may adjust its Board leadership structure based on circumstances existing from time to time and based on criteria that are in the best interests of AleAnna and its stockholders, including the composition, skills and experience of the Board and its members, specific challenges faced by AleAnna or the industry in which it operates, and governance efficiency.

Risk Oversight

Our Board oversees risk related to the Company and its business as a whole, including its strategy, business performance, capital structure, management selection, compensation programs, stockholder engagement, corporate reputation, cybersecurity and privacy matters, and regulatory risks. We believe that the Board provides effective oversight of risk management functions. Our Board discharges various aspects of its oversight responsibilities through its standing committees, which will in turn report to the Board regularly regarding their activities. The audit committee provides general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and risk assessment and management, including the Company’s major financial risk exposures and cybersecurity risks. On a regular basis, we evaluate risks over the short-, medium-and long-term horizons.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

Under our Charter, advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders shall be given in the manner and to the extent provided in our Bylaws. See “Additional Information – Stockholder Proposals.”

Meetings of the Board and the Committees of the Board and Corporate Governance Guidelines

During 2025 our Board met 7 times, the Audit Committee met 4 times, and the Compensation Committee met 5 times. During 2025, each Board member attended at least 75% of the aggregate number of meetings of the Board and of the committees on which such director served.

The Board adopted in December 2024 a policy setting forth Board corporate governance guidelines, as set forth on our website at www.aleannainc.com (“Corporate Governance Guidelines”), that requires directors to attend annual meetings unless unusual circumstances make such attendance impractical.

Committees of the Board

Our Board maintains a standing audit committee (“Audit Committee”) and a standing compensation committee (“Compensation Committee”), but does not currently maintain a nominating/governance committee based upon the exceptions from the Nasdaq Listing Rules for “controlled companies.” Our Board, and each member of the Board, as listed in the table below, are responsible for and participate in the selection of candidates for nomination or appointment to our Board. The current composition and responsibilities of each of the committees is described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of our Board committees operates under a written charter adopted by the Board. The committee charters are available on the “Investors” section of our website at https://www.aleannainc.com. A printed copy of each charter is available upon request. The information on our website is not part of this Proxy Statement.

Director	Independent	Audit Committee	Compensation Committee
Curtis Hébert, Jr.	X	X	X (C)

Graham van’t Hoff	X	X	X

Duncan Palmer	X	X (C)	X

William Dirks

Marco Brun

Audit Committee

Our Audit Committee is responsible for, among other things: (i) appointing, retaining and evaluating the Company’s independent registered public accounting firm and approving all services to be performed by it; (ii) selecting, retaining, compensating, overseeing and terminating, if necessary, an independent third-party reserve engineering firm for the purposes of preparing reserves estimates for the Company’s oil and gas reserves (iii) overseeing the Company’s independent registered public accounting firm’s qualifications, independence and performance; (iv) overseeing the financial reporting process and discussing with management and the Company’s independent registered public accounting firm the interim and annual financial statements that the Company files with the SEC; (v) reviewing and monitoring the Company’s accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; (vi) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; (vii) reviewing and discussing with management the risks faced by the Company and the policies, guidelines and process by which management assesses and manages the Company’s risks, including the Company’s major financial risk exposures and cybersecurity risks and the steps management has taken to monitor and control such exposures; and (viii) reviewing and approving related person transactions.

Our Audit Committee consists of Mr. Palmer, Mr. van’t Hoff and Mr. Hébert, and Mr. Palmer serves as chair. Our Board has determined that each member of our Audit Committee qualifies as an independent director under the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Exchange Act of 1934, as amended (“Exchange Act”). Our Board has determined that Mr. Palmer, as a member of our Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the Nasdaq Listing Rules and as set forth in his biography in “Information Regarding Director Nominees and Continuing Directors” above.

Report of the Audit Committee

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board submits the following report: The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of the Board. The Audit Committee’s functions are more fully described in its charter, which is available in the “Governance” section under the investor relations tab of our website (www.aleannainc.com),provided that nothing at such website is incorporated herein. Management has the primary responsibility for the Company’s financial statements and reporting processes, including its systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2025.

The Audit Committee has discussed with Deloitte, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed Deloitte’s independence with their representatives and has received the written disclosures and the letter from Deloitte as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. Finally, the Audit Committee discussed with Deloitte, with and without management present, the scope and results of Deloitte’s audits of the Company’s financial statements.

Based on these reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. The Audit Committee also has engaged Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and is seeking ratification of this selection by the stockholders.

Respectfully submitted by the Members of the Audit Committee:

●	Duncan Palmer, Chair

●	Graham Van’t Hoff

●	Curtis Hébert, Jr.

This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act, or the Exchange Act, except to the extent the Company specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

Compensation Committee

Our Compensation Committee is responsible for, among other things: (i) reviewing key employee compensation goals, policies, plans and programs; (ii) reviewing, and recommending to the Board for approval, the compensation for the Company’s directors and Chief Executive Officer, and recommending and approving the compensation for the Company’s other executive officers; (iii) reviewing and making recommendations to the Board regarding employment agreements and other similar arrangements between the Company and the Company’s executive officers; and (iv) administering the Company’s stock plans and other incentive compensation plans. The Compensation Committee may delegate its authority to one or more subcommittees, consisting of one or more of its members, when the Compensation Committee deems it appropriate to carry out its responsibilities.

Messrs. Hébert, Jr., van’t Hoff and Palmer are members of the Compensation Committee, with Mr. Hébert, Jr. serving as chair. Messrs. Hébert, Jr., van’t Hoff and Palmer qualify as independent directors according to the rules and regulations of the SEC and the Nasdaq Listing Rules with respect to compensation committee membership.

Procedure for Nominating Directors

The Board has the responsibility of identifying suitable candidates for nomination to our Board and assessing candidate qualifications in light of the policies and principles set forth in our Corporate Governance Guidelines. The Board’s Corporate Governance Guidelines, as well as the procedures set forth in the Bylaws providing guidance for shareholders to follow in nominating Board candidates, comprise the written policies regarding stockholder nominations for directors, and the Board will consider stockholder nominations for directors (see the section entitled “Additional Information – Stockholder Proposals” below). We did not receive any stockholder nominations or recommendations for any director in connection with the Annual Meeting. The Board has authorization to fill any vacancy that may occur. In identifying or analyzing prospective director candidates, the Board may consider all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the prospective director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence, factors relating to the composition of the Board (including its size and structure) and the needs of the Board.

In evaluating director candidates in accordance with our Corporate Governance Guidelines, the Board will look for specific minimum qualifications in a candidate, including the ability to understand basic financial statements, familiarity with our business and industry, high moral character and the ability to work collegially with others. Although we do not have a formal diversity policy at this time, the Board seeks to nominate candidates with a diverse range of background, knowledge, experience, skills, expertise and other qualities that will contribute to the overall effectiveness of the Board.

The board continues to evaluate composition of the Board and the qualifications and expertise of its directors and, if deemed necessary, may retain a third-party search firm to assist the Board in identifying director candidates.

Code of Ethics and Business Conduct

Our Board has adopted a code of ethics and business conduct (“Code of Ethics and Business Conduct”) for our directors, officers, employees and certain affiliates in accordance with applicable federal securities laws, a copy of which is available on our website at https://www.aleannainc.com under the “Investors” section. We will make a printed copy of the Code of Ethics and Business Conduct available to any stockholder who so requests. Requests for a printed copy may be directed to our Chief Financial Officer, Ivan Ronald at ironald@aleannagroup.com.

Insider Trading Policy and Prohibition against Hedging and Pledging Transactions

Our Board has adopted an insider trading policy (“Insider Trading Policy”) governing the purchase, sale and/or other dispositions of its securities by directors, officers and certain employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations. Our Insider Trading Policy is available on our corporate website, https://www.aleannainc.com under the “Investors” section. Pursuant to our Insider Trading Policy, short sales of the Company’s securities are prohibited. This prohibition also applies to any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities. In addition, pledging of our securities as collateral for a loan (or modifying an existing pledge) is not permitted.

The Insider Trading Policy sets forth the procedures governing the purchase, sale, and/or other disposition of the Company’s common stock by officers, directors and employees designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq Listing Rules. While the Company is not subject to the insider trading policy, the Company does not trade in its securities when it is in possession of material non-public information other than pursuant to previously adopted Rule 10b5-1 trading plans. Neither any executive officer or director nor the Company adopted or terminated a Rule 10b5-1 trading arrangement (or non-Rule 10b5-1 trading arrangement) during 2025.

Whistleblower Policy

Our Board has adopted a whistleblower policy (“Whistleblower Policy”) to provide employees with a confidential and anonymous method for reporting concerns about the conduct of the Company or employees free from retaliation. Our Whistleblower Policy is available on our corporate website, https://www.aleannainc.com under “Investors”.

Clawback Policy

Our Board has adopted a clawback and compensation recovery policy (“Compensation Recovery Policy”), which provides that in the event the Company is required to prepare an accounting restatement due to noncompliance with any financial reporting requirements under the securities laws or otherwise erroneous data or the Company determines there has been a significant misconduct that causes financial or reputational harm, the Company shall “clawback” and recover a portion or all of any incentive compensation.

Limitation of Liability and Indemnification of Directors and Officers

Our Charter and Bylaws limit a director’s and officer’s liability to the fullest extent permitted under the Delaware General Corporation Law (“DGCL”); provided, however, that, except in certain circumstances, the Company shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof)was authorized by the Board. An indemnitee shall also have the right to be paid by the Company the expenses (including attorney’s fees) incurred in appearing at, participating in or defending any such proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under the Bylaws.

The DGCL provides that directors and officers of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors or officers, except for liability:

●	for any transaction from which the director or officer derives an improper personal benefit;

●	for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; and

●	for a director under Section 174 of the DGCL.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors, Director Nominees or executive officers, or in which any director, Director Nominee, officer or principal shareholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

PROPOSAL NO. 2 – RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and recommends that stockholders vote for ratification of such selection. Although we are not required by law to obtain such ratification from our stockholders, we have determined that it is desirable to do so. If our stockholders do not ratify the selection of Deloitte, the Audit Committee may reconsider its selection. The Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and our stockholders.

Deloitte has audited our financial statements since 2023. We expect that representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire. Neither the Company, nor anyone on the Company’s behalf consulted with Deloitte, on behalf of the Company, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K other than the material weakness in internal controls identified by management disclosed in the applicable Form 10K.

Principal Accountant Fees and Services

The following table shows the fees for professional services rendered to the Company by Deloitte for services in respect of the years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees (1)	$513,462	$673,199
Audit Related Fees (2)	$154,858
Tax Fees
All Other Fees
Total Fees	$668,320	$673,199

(1)	Audit fees include fees and expenses for services reasonably related to the annual audit of our consolidated financial statements, the reviews of our interim condensed consolidated financial statements, accounting and financial reporting consultations, and the issuance of consent in connection with registration statement filings with the SEC, and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Audit related fees include fees and expenses for services related to preparing responses to SEC comment letters.

(3)	All of the professional services described above were pre-approved by the Audit Committee or were pre-approved in accordance with the Audit Committee Pre-Approval Policy. The Audit Committee was provided with regular updates as to the nature of such services and fees paid for such services. All of the services and related fees described above under “audit fees,” “audit-related fees,” “tax fees,” and “all other” were approved by the Audit Committee pursuant to Section 202 of the Sarbanes-Oxley Act of 2002.

None of the hours expended on the independent registered public accounting firm’s engagement to audit the Company’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time permanent employees.

Policy on Pre-Approval of Services Performed by Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the Audit Committee’s charter.

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally requires pre-approval of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Vote Required

The affirmative vote of a majority of the voting power of our shares of common stock present virtually or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on this Proposal No. 2, even if the broker does not receive voting instructions from you.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

DIRECTOR COMPENSATION

The following table presents the total compensation paid to each of our non-employee directors. The compensation paid to Mr. Brun, our Chief Executive Officer and Mr. Dirks, our Executive Director and Chief Technical Officer, are reported in “Executive Compensation — Summary Compensation Table” below.

Director Compensation Table for the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)(1)	Equity Awards ($)(2)(3)(4)	Other Compensation ($)	Total ($)
Graham van’t Hoff (1)	$80,000	$324,407	$-	$404,407
Curtis Hebert, Jr.(1)	$80,000	$301,235	$-	$381,235
Duncan Palmer (1)	$80,000	$301,235	$-	$381,235

1.	Independent directors receive cash compensation of $20,000 a quarter for their services.

2.	The amounts in this column represent the aggregate grant-date fair value of awards of units granted to the applicable director for the applicable year computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”). For a discussion of the assumptions made by the Company in determining the grant-date fair value of the Company’s restricted stock unit awards, please see Note 10 in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 31, 2026.

3.	The aggregate number of outstanding shares of unvested restricted stock units held by each non-employee director as of December 31, 2025, was as follows:

Name	Shares of Restricted Stock Units
Graham van’t Hoff	101,695
Curtis Hebert, Jr.	94,431
Duncan Palmer	94,431

4.	Represents restricted stock units granted by the Company to the non-employee directors pursuant to the LTIP and represents a contingent right to receive one share of common stock of the Issuer or its cash equivalent, as determined at the time of settlement by the Compensation Committee. During 2025 non-employee directors received both their on-going annual grants and one-time grants associated with the Business Combination and the adoption of the LTIP. At December 31, 2025, none of the stock units issued by the Company during 2025 to non-employee directors had vested.

EXECUTIVE OFFICERS

Set forth below are the names, ages and positions of our executive officers as of April 30, 2026. Biographical information is provided for Mr. Ronald below. Biographical information of Messrs. Dirks and Brun is set forth in “Information Regarding Director Nominees and Continuing Directors.”

Name	Age	Position(s)
William K. Dirks	69	Executive Director
Marco Brun	60	Chief Executive Officer
Ivan Ronald	53	Chief Financial Officer

Ivan Ronald, 53, has served as our Chief Financial Officer since September 1, 2025. Mr. Ronald has approximately 30 years of experience in financial leadership and management across a range of sectors, including energy, aerospace, services, technology, engineering and healthcare. Prior to joining the Company, Mr. Ronald served as the Chief Financial Officer and Executive Director at Venterra Group PLC (“Venterra”), an energy transition business from 2021 to 2025. Before Venterra, Mr. Ronald was the Chief Financial Officer of GKN Aerospace and earlier was a Finance Director of Centrica Consumer, with responsibility for British Gas in UK, Bord Gais in Ireland and the Direct Energy business in North America. Prior to that, Mr. Ronald held a number of roles in IMI and AstraZeneca. Mr. Ronald holds a BSc (Hons) in Mathematics from the University of Warwick and completed his CIMA Examinations on the AstraZeneca Graduate Programme.

EXECUTIVE COMPENSATION

This section provides an overview of our executive compensation arrangements of our named executive officers (“NEO’s”). We are an “emerging growth company” and “smaller reporting company” as defined in the JOBS Act, and, as such, have elected to comply with the scaled disclosure requirements applicable to such companies and have not included a Compensation Discussion and Analysis Section in this report. This discussion may contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution shareholders not to apply these statements to other contexts.

The Company believes it is in our stockholders’ best interests to attract, motivate and retain highly qualified individuals in critical positions by providing competitive compensation opportunities. Our guiding compensation principles endeavor to align executive compensation with our strategic objectives. Most importantly, we will endeavor to provide executive compensation programs to be linked to performance and aligned with the long-term interests of our stockholders. Our Compensation Committee is responsible for establishing, implementing and maintaining the compensation program for our NEOs.

Prior to the consummation of the Business Combination in 2024 AleAnna Energy was a private company. As a result, the compensation awarded to, earned by, or paid to AleAnna Energy’s NEOs for the fiscal years ended December 31, 2024 were provided by and determined in accordance with policies and practices developed by AleAnna Energy’s board of directors prior to the Business Combination. Following the closing of the Business Combination, the Company’s compensation matters are now reviewed and implemented by our Board and Compensation Committee, as applicable.

During 2024, AleAnna Energy only employed one individual serving as an executive officer of AleAnna and that employee, Marco Brun, was employed by AleAnna Energy’s wholly owned Italian subsidiary, AleAnna Italia S.p.A. During 2024 and 2025, Tristan Yopp, our former Chief Financial Officer and other executive officers were either employed or contracted by Bluescape and its affiliates and participated in employee benefit plans sponsored by Bluescape and its affiliates. During 2024 and 2025 Mr. Dirks, and multiple individuals employed by Bluescape, provided administrative and support services to AleAnna Energy. Mr. Dirks, as a contractor, was compensated pursuant to a Master Services Agreement covering multiple Bluescape entities, including AleAnna Energy. Services provided by Mr. Dirks, and employees of Bluescape include insurance, risk management, legal, information technology, purchasing, executive management, accounting, finance, human resources, construction management and database management.

AleAnna’s named executive officers as of December 31, 2025, were:

●	Marco Brun, Chief Executive Officer and Chief Commercial Officer;

●	William K. Dirks, Executive Director;

●	Ivan Ronald, Chief Financial Officer; and

●	Tristan Yopp, the former Chief Financial Officer of the Company. See note (6) of the Summary Compensation Table.

Summary Compensation Table

The following table and the accompanying notes provide summary information regarding the compensation of our NEOs for each of the last two fiscal years.

Name and Principal Position	Period	Base Salary ($)(1)	Bonus ($) (2)	Equity Awards ($)(3)	All other Compensation ($)(4)	Total ($)
Marco Brun, Chief Executive Officer and	2024	$672,779	$-	$-	$82,431	$755,210
Chief Commercial Officer	2025	$824,770	$-	$437,239	$54,570	$1,316,579
William K. Dirks, Executive Officer	2024	$240,000	$-	$-	$-	$240,000
	2025	$240,000	$-	$68,960	$-	$308,960
Ivan Ronald, Chief Financial Officer (5)	2025	$167,250	$89,200	$229,404	$-	$485,854

(1)	Represents the amount of base salary actually earned by the NEO. With respect to Messrs. Brun, Dirks and Ronald, represents the amount earned pursuant to the Brun Employment Agreement, the Dirks Agreement and the Ronald Employment Agreement, respectively. For additional information concerning our NEO base salaries, see “Narrative Disclosure to Summary Compensation Table” below.

(2)	Represents cash bonuses earned in the respective years. For additional information concerning the bonuses paid to our NEO, including information regarding when such bonuses were paid, see “Narrative Disclosure to Summary Compensation Table” below

(3)	The amounts in this column represent the aggregate grant-date fair value of RSU’s awarded to the applicable named executive officer for the applicable year under the Company’s LTIP, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”). For a discussion of the assumptions made by the Company in determining the grant-date fair value of the Company’s restricted stock unit awards, please see Note 10 in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 31, 2026.

(4)	All other compensation represents fringe benefits, including the monthly lease fee described in the applicable individual’s Employment Agreement.

(5)	Mr. Ronald was appointed Chief Financial Officer of the Company effective September 1, 2025. Information for 2024 is not included because Mr. Ronald was not a NEO during 2024.

(6)	Mr. Yopp’s compensation for 2024 and 2025 is not included in the Summary Compensation Table as he was compensated solely by Bluescape and its affiliates.

Executive Officer Employment Agreements

The following provides an overview summary of employment agreements with our NEO’s as of December 31, 2025.

Agreement with Mr. Brun

On September 1, 2022, AleAnna Italia S.p.A., a wholly owned subsidiary of AleAnna Energy, entered into an employment agreement with Mr. Brun effective as of that date (“Brun Employment Agreement”), and pursuant to its terms, Mr. Brun’s base salary is €610,000.00. Mr. Brun is entitled to receive reimbursement for all out-of-pocket expenses incurred by him, which are specifically related to his roles and duties and fall under the guidelines of AleAnna’s expenses policy. The term of the Brun Employment Agreement is permanent.

Mr. Brun receives health insurance through Italy’s national health insurance program (“FASI”) and, pursuant to the Brun Employment Agreement, AleAnna provides insurance for expenses in excess of the coverage provided by FASI. Mr. Brun is also covered by permanent disability and death insurance due to disease, and due to professional or extra professional injuries in the amount specified by the Contratto Collettivo Nazionale Lavoro. In addition, Mr. Brun receives directors’ and officers’ insurance. AleAnna also pays Previndai a contribution equal to 7% of Mr. Brun’s salary. Mr. Brun is entitled to a company vehicle with a monthly lease fee up to €2,500.00 plus applicable VAT, a mobile phone and a laptop with all related expenses to be borne by AleAnna Energy in accordance with AleAnna Energy’s policies.

Mr. Brun is also eligible to participate in the LTIP and he received performance-based restricted stock units (“PRSUs”) as discussed in the Executive Compensation section.

Mr. Brun is entitled to two years’ base salary to be paid within six months of a Change in Control. A “Change in Control” means the first to occur of: (i) the liquidation of AleAnna Energy; (ii) the sale of all or substantially all of the assets of AleAnna Energy; (iii) provided that an initial public offering has not taken place, the date on which AleAnna Energy and its affiliates cease to own, in the aggregate, at least 49% of the beneficial ownership of AleAnna Energy; or (iv) from and after an initial public offering, the date on which AleAnna Energy and its affiliates cease to own, in the aggregate, at least 10% of the beneficial ownership of AleAnna Energy. For avoidance of doubt, the completion of the Business Combination did not constitute a Change of Control under Mr. Brun’s Employment Agreement.

The Brun Employment Agreement also contains customary provisions relating to, among other things, confidentiality and non-solicitation.

In addition, pursuant to a director agreement entered into with a subsidiary of the Company, Mr. Brun is entitled to receive an annual gross fee of €120,000.00, plus applicable VAT and social security contributions, payable in twelve monthly installments.

Agreement with Mr. Dirks

On July 1, 2022, AleAnna Energy entered into an independent contractor services agreement with Mr. Dirks effective as of that date (“Dirks Agreement”), and pursuant to its terms, Mr. Dirk receives a Contractor Service Fee of $20,000.00 per month. Per the agreement, AleAnna Energy also reimburses Mr. Dirks for certain pre-approved out of pocket expenditures such as travel expenses. Under Dirks Agreement, Mr. Dirks is responsible for all other expenses associated with his services including ancillary benefits such as medical insurance premiums, professional licenses, vehicle insurance expenses, and mobile phone and laptop expenditures.

Mr. Dirks is also eligible to participate in the LTIP and he received performance-based restricted stock units (“PRSUs”) as discussed in the Executive Compensation section.

Agreement with Mr. Ronald

In connection with Mr. Ronald’s appointment as Chief Financial Officer, the Company entered into an Employment Agreement with Mr. Ronald (the “Ronald Employment Agreement”), effective as of September 1, 2025, pursuant to which Mr. Ronald will serve as the Chief Financial Officer until terminated by either party upon 90 days’ prior written notice or unless earlier terminated pursuant to the terms of the Ronald Employment Agreement.

The Ronald Employment Agreement provides that Mr. Ronald’s annual base salary will be £300,000, less applicable taxes and other legal withholdings, which may be periodically adjusted to the market at the discretion of the Company or the Compensation Committee of the Board. Further, Mr. Ronald will be eligible to receive an annual discretionary bonus, based on performance against financial operational and safety/environmental metrics to be agreed upon by the Company for 2025, by no later than October 15, 2025, and for future years, in line with the Company’s normal practices and policies. The target performance-based bonus will be 33% of Mr. Ronald’s base gross salary with a maximum bonus of 66% of his base gross salary with no minimum performance-based bonus. Any bonus to be paid will be paid in the quarter following the end of the relevant bonus performance year. The Company will reimburse Mr. Ronald’s reasonable expenses incurred in the performance of duties subject to any relevant Company policies from time to time. In addition, the Company will provide tax preparation services to Mr. Ronald in both the United States of America and the United Kingdom as required, subject to a maximum contribution of $5,000 per annum. Mr. Ronald will be entitled to customary employment benefits, including paid vacation. The Ronald Employment Agreement also contains customary provisions relating to, among other things, confidentiality. Mr. Ronald is also eligible to participate in the LTIP and he received both performance-based restricted stock units (“RSUs”) and time-vested RSUs as discussed in the Executive Compensation section.

In the event of termination without cause, the Company may terminate Mr. Ronald’s employment with immediate effect in lieu of satisfying a notice period with payment to Mr. Ronald in the amount of his gross salary and benefits.

2025 Grants of Plan Based Awards

Our Compensation Committee granted the following awards to its NEOs under the LTIP:

		Number of Shares		Grant Date Fair Value (3)
Name	Grant Date	RSU Award (1)	PRSU Award (2)	RSU Award	PRSU Award
Marco Brun	October 29, 2025		171,332		$437,239
William K. Dirks	October 29, 2025		27,022		$68,960
Ivan Ronald	October 29, 2025	39,952	39,952	$127,447	$101,958

(1)	The award of restricted stock units (RSUs) is subject to a vesting schedule, whereby (i) one-third of the total awarded units will vest on the first anniversary of the date of grant; (ii) an additional one-third of the total awarded units shall vest on the second anniversary of the date of grant; and (iii) the remaining awarded units shall vest on the third anniversary of the date of grant; provided the participant is employed by the Company or a subsidiary on such date. The Company’s executive received the RSU award pursuant to the Form of Restricted Stock Unit Agreement (Time Vesting),

(2)	The award of performance restricted stock units (PRSUs) will vest based on certain performance milestones set by the Compensation Committee (i) for Mr. Brun and Mr. Dirks, over a period commencing on January 1, 2025 to December 31, 2025, and (ii) for Mr. Ronald, over a period commencing on October 29, 2025 through June 30, 2026 (collectively, the “Performance Periods”). The number of units vested by each recipient will be determined by the Compensation Committee based on each recipient’s achievement against the performance metrics established by the Compensation Committee as of the end of the applicable Performance Period; provided the recipient is employed by the Company or a subsidiary on such date. The Company’s executives received PRSU awards pursuant to the Form of Restricted Stock Unit Agreement (Performance Vesting),

(3)	The Company accounts for the LTIP in accordance with U.S. GAAP on share-based payments, which requires that compensation cost relating to share-based payments be recognized in the consolidated financial statements based on the fair value of each award. Fair value of restricted stock awards and units is based on the grant date value of the underlying stock derived from quoted market prices. As of October 29, 2025, the fair value of both Initial RSU’s and the PRSU’s was $3.19. For awards with performance obligations, there is also an adjustment to reflect the Company’s view of the likelihood that a recipient’s individual performance objective(s) will be accomplished.

Long-Term Incentive Plan

On June 12, 2025, the AleAnna Energy board of directors approved and the stockholders adopted the AleAnna, Inc. 2025 Long-Term Incentive Plan (“LTIP”). The LTIP provides for the grant of both incentive stock options (“ISOs”) and non-qualified stock options (“NSOs” and together with ISOs, “Stock Options”), as well as the grant of stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance awards, dividend equivalent rights, and other awards, which may be granted separately or in combination or in tandem with other awards, and which may be paid in cash or shares of our common stock. Each whole Stock Option or RSU awarded under the LTIP are exercisable for one share of Class A Common Stock. Recipients of Stock Options and RSU’s have no rights as a stockholder with respect to the awarded option or restricted unit until the issuance of a certificate or certificates to the recipient or the registration of such shares of Common Stock in the recipient’s name.

The LTIP includes provisions that specify that no outside director may be granted any award or awards denominated in shares that exceed in the aggregate $750,000 in fair market value (computed as of the date of grant) in any calendar year period, plus an additional $750,000 in fair market value (computed as of the date of grant) for one-time awards to a newly appointed or elected outside director.

Change of Control

The agreements governing restricted stock unit awards granted under the LTIP provide that, upon a Change in Control of the Company (as defined in the LTIP), all restricted stock units become fully vested.

Under the LTIP, a “Change in Control” means the occurrence of: (a) any person, or more than one person acting as a “group” (as defined in Section 13(d) of the Exchange Act) (other than a group that includes an Exempt Person) becomes the Beneficial Owner (as defined in the LTIP), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of the LTIP, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the effective date of the LTIP or whose appointment, election or nomination for election was previously so approved or recommended; (c) there is consummated a merger, share exchange, reorganization, consolidation or similar transaction involving the Company, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person, other than an Exempt Person (as defined in the LTIP), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated the sale or disposition by the Company, in one or a series of related transactions, of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

As described above, Mr. Brun is entitled to two years’ base salary to be paid within six months of a Change in Control. A “Change in Control” means the first to occur of: (i) the liquidation of AleAnna Energy; (ii) the sale of all or substantially all of the assets of AleAnna Energy; (iii) provided that an initial public offering has not taken place, the date on which AleAnna Energy and its affiliates cease to own, in the aggregate, at least 49% of the beneficial ownership of AleAnna Energy; or (iv) from and after an initial public offering, the date on which AleAnna Energy and its affiliates cease to own, in the aggregate, at least 10% of the beneficial ownership of AleAnna Energy. For avoidance of doubt, the completion of the Business Combination did not constitute a Change of Control under Mr. Brun’s Employment Agreement

Use of Compensation Consultants and Peer Group Data

The Compensation Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of the Chief Executive Officer or other executive officer compensation and to approve such consultant’s fees and other retention terms. In accordance with this authority, in February 2025, the Compensation Committee retained Mercer its independent compensation consultant to advise the Compensation Committee on executive officer and director compensation during 2025, including providing industry-specific market data. Mercer reported directly to the Compensation Committee, and the Compensation Committee is free to replace Mercer or hire additional consultants from time to time. Mercer do not provide any other services to us or our affiliates. The Compensation Committee assessed the independence of Mercer pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Mercer from serving as an independent consultant to the Compensation Committee. The Compensation Committee considered the Mercer’s report which included a benchmark compensation study, when determining the compensation of the Company’s NEOs and Directors for the year ending December 31, 2025.

Role of Executives in Establishing Compensation

Our Chief Executive Officer, Marco Brun, does not play a role in recommending compensation for NEOs (including base salary and performance-based annual and long-term cash and equity compensation), although he participates in Compensation Committee meetings to provide background information on our business and financial and operational objectives and reviews the performance of each NEO’s contributions to achieving the Company’s business, financial and operational objectives. Compensation Committee members develop their own opinions regarding the annual performance of our NEOs based on interactions with them. As required by the Nasdaq Listing Rules, our Chief Executive Officer does not participate in deliberations concerning, or vote on, the compensation arrangements for himself. The Compensation Committee approves the compensation for all NEOs.

Compensation Policies and Practices as they Relate to Risk Management

The Company’s management has reviewed its compensation policies and practices in conjunction with the Compensation Committee to determine if these policies and practices create risks that are reasonably likely to have a material adverse elect on the Company. The Company concluded that there are no risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

Equity Award Timing Policy

In connection with the adoption of the LTIP, the Company follows the requirements of Item 402(x) of Regulation S-K. In fiscal 2025, equity awards were granted in the fourth quarter; Additional equity award grants were made in the first four months of fiscal 2026. Going forward, the Company expects such grants to be made, as a general practice, during the first half of the fiscal year, with the Compensation Committee considering the presence of any material non-public information at the time of grant.

Outstanding Equity Awards at December 31, 2025

The following table lists all outstanding equity awards held by our NEOs as of December 31, 2025

Name	Grant Date	Number of RSU Units That Have Not Vested (#) (1)	Number of PRSU Units That Have Not Vested (#)(2)	Market Value of Units That Have Not Vested ($)(3)
Marco Brun	October 29, 2025	-	171,332	$492,750
William K. Dirks	October 29, 2025	-	27,022	$77,715
Ivan Ronald	October 29, 2025	39,952	39,952	$229,802

(1)	Mr. Ronald’s initial RSU award is subject to a vesting schedule, whereby (i) one-third of the total awarded units will vest on the first anniversary of the date of grant; (ii) an additional one-third of the total awarded units shall vest on the second anniversary of the date of grant; and (iii) the remaining awarded units shall vest on the third anniversary of the date of grant; provided the participant is employed by the Company or a subsidiary on such date.

(2)	The PRSU awards will vest based on certain performance milestones set by the Compensation Committee (i) for Mr. Brun and Mr. Dirks, over a period commencing on January 1, 2025 and ending on December 31, 2025, and (ii) for Mr. Ronald, over a period commencing on October 29, 2025 and ending on June 30, 2026 (collectively, the “Performance Periods”). While the performance period for Mr. Brun and Mr. Dirks awards ended on December 31, 2025, the Compensation Committee had not evaluated the results as of this date; therefore, none of their PRSU units were vested.

(3)	Market value reflects the number of unvested PRSU that have not vested multiplied by $2.876 which was the closing price of the Company’s Class A common stock on December 31, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the various agreements and arrangements discussed in the sections titled “Executive Compensation” and “Director Compensation,” the following is a description of each transaction since January 1, 2024, and each currently proposed transaction in which AleAnna has been or is to be a participant;

●	the amount involved exceeded or exceeds the lesser of (a) $120,000 or (b) one percent of the average of AleAnna’s total assets at year-end for the fiscal year ended December 31, 2025 and 2024; and

●	any of AleAnna’s directors, executive officers or holders of more than 5% of its capital stock prior to and since the Business Combination, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Transactions Entered into in Connection with the Business Combination

A&R HoldCo LLC Agreement

The Company is organized in an “Up-C” structure, such that Company is a publicly listed company that holds a portion of the equity interests in AleAnna Energy through Swiftmerge HoldCo LLC, a Delaware limited liability company and wholly-owned subsidiary of Swiftmerge (“HoldCo”). The amended and restated HoldCo LLC agreement (“A&R HoldCo LLC Agreement”) provides, among other things, that each Class C HoldCo unit is exchangeable, subject to certain conditions, for one share of Class A common stock, and a corresponding share of Class C common stock will be cancelled in connection with such exchange, pursuant to and in accordance with the terms of the A&R HoldCo LLC Agreement. The Company is the sole manager of and controls HoldCo, and the Company owns 60.9% of the outstanding equity of HoldCo through Class A HoldCo units and Nautilus owns approximately 39.1% of the outstanding equity of HoldCo through Class C HoldCo units. HoldCo owns 100% of the equity interests of AleAnna Energy.

A&R Registration Rights Agreement

On December 13, 2024, in connection with the Company’s business combination, that certain registration and shareholder rights agreement, dated December 17, 2021 (the “Registration Rights Agreement”), was amended and restated by the Company, Swiftmerge Holdings, L.P. (“Sponsor”), Nautilus, and the John and Susan Wilder Foundation (collectively, the “Registration Rights Holders”) (as amended and restated, the “A&R Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, the Company filed in January 2025 with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Registration Rights Holders (the “Resale Registration Statement”), and the Resale Registration Statement was declared effective by the SEC in January 2025. In certain circumstances, the Registration Rights Holders can demand the Company’s assistance with underwritten offerings and block trades, and the Registration Rights Holders are entitled to certain piggyback registration rights. The A&R Registration Rights Agreement does not provide for the payment of any cash penalties by the Company if it fails to satisfy any of its obligations under the A&R Registration Rights Agreement.

A&R Sponsor Letter Agreement

On December 13, 2024, in connection with the Company’s business combination, Swiftmerge Acquisition Corp., a Cayman Islands exempted company (“Swiftmerge”), AleAnna and certain affiliates and representatives of Sponsor (including the officers and directors of Swiftmerge) (together with Sponsor, collectively, the “Sponsor Related Parties”) entered into amended and restated letter agreement (the “A&R Sponsor Letter Agreement”) pursuant to which each Sponsor Related Party agreed to, until December 13, 2025, a customary restriction on the sale or transfer of such Sponsor Related Party’s shares of class A common stock. Notwithstanding the lock-up provisions of the A&R Sponsor Letter Agreement, the Sponsor Related Parties may transfer shares of class A common stock to (i) any of Swiftmerge’s officers or directors, any affiliate or family member of any of Swiftmerge’s officers or directors or any members of the Sponsor or any affiliates of the Sponsor; (ii) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family, an affiliate of such individual or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) by virtue of the laws of the State of Delaware or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor; or (vi) in the event of Swiftmerge’s liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of Swiftmerge’s shareholders having the right to exchange equity in Swiftmerge for cash, securities or other property subsequent to Swiftmerge’s completion of such transaction. Additionally, the lock-up provisions of the A&R Sponsor Letter Agreement may be waived with the consent of Swiftmerge and AleAnna.

Investor Letter Agreements

Additionally, on December 13, 2024, in connection with the Company’s business combination, Swiftmerge and Sponsor entered into investor letter agreements, pursuant to which each investor party thereto has agreed to, among other things, be bound by a customary restriction on the sale or transfer of such investor’s shares of class A common stock until December 13, 2025.

Sponsor Loan

On the Closing Date, that certain unsecured Promissory Note, dated as of September 15, 2023, issued by Swiftmerge in favor of Sponsor, as amended, with an aggregate balance outstanding of $1,527,000 was fully satisfied and discharged in connection with the business combination.

Director Independence

Nautilus and its affiliates under common control beneficially own a majority of the voting power of all outstanding shares of our common. As a result, AleAnna is a “controlled company” within the meaning of the Nasdaq Listing Rules. Under the Nasdaq Listing Rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (i) that a majority of its board of directors consist of independent directors, (ii) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (iii) that director nominees must either be selected, or recommended for the board’s selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Notwithstanding the availability of such exemptions, a majority of AleAnna’s current Board members qualify as independent under applicable Nasdaq rules. See “Information Regarding the Board and Corporate Governance – Director Independence.”

Indemnification Agreements

The Company entered into separate indemnification agreements with each of its directors and officers. These agreements, among other things, are expected to require the Company to indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of its directors or officers or any other company or enterprise to which the person provides services at its request. We believe these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

For a description of limitation of liability and indemnification of directors and officers, see “Information Regarding the Board and Corporate Governance - Limitation of Liability and Indemnification of Directors and Officers.”

Policies and Procedures for Related Party Transactions

On December 13, 2024, the Company adopted a new written related party transaction policy (the “Related Party Transactions Policy”) that sets forth the following policies and procedures for the review and approval or ratification of related party transactions.

A “Related Party Transaction,” as defined in the Related Party Transaction Policy, means any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which (i) the Company or any of its subsidiaries is or will be a participant; (ii) the aggregate amount involved will or may be expected to material interest. A “Related Party” means:

1.	any person who is or was (since the beginning of the last fiscal year for which the Company has filed an Annual Report on Form 10-K and proxy statement, even if such person does not presently serve in that role) an executive officer, director, or nominee for director of the Company;

2.	any shareholder that beneficially owns more than 5% of any class of the Company’s voting securities;

3.	an Immediate Family Member of any such person; or

4.	any firm, corporation or other entity in which any of such persons is employed or is a general partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

Under the Company’s related party transaction policy, if a transaction has been identified as a “related party transaction,“including any transaction that was not a related party transaction when originally consummated or any transaction that was not initially identified as a related party transaction prior to consummation, the Company’s management must notify the Company’s corporate counsel in writing of the facts and circumstances regarding the proposed related party transaction to the Company’s Audit Committee.

The policy requires that, in determining whether to approve, ratify or reject a related party transaction, the Audit Committee shall review all of the relevant facts and information available to it about, as well as circumstances of, all related party transactions and either approve or disapprove of the entry into the related party transaction, subject to the exceptions described in the Related Party Transaction Policy. The Audit Committee may approve the related party transaction only if the Audit Committee determines in good faith that the transaction is not inconsistent with the interests of the Company and its shareholders.

All of the transactions described in this section were entered into prior to the adoption of this policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information known to the Company regarding beneficial ownership of the Company’s securities as of the Record Date:

1.	each person known by the Company who is the beneficial owner of more than 5% of the outstanding Class A common stock or Class C common stock;

2.	each of the Company’s executive officers and directors; and

3.	all of the Company’s executive officers and directors as a group.

As of the Record Date, AleAnna had 40,940,000 shares of Class A common stock issued and outstanding and 25,994,400 shares of Class C common stock issued and outstanding. Except as otherwise noted herein, the number and percentage of Class A common stock and Class C common stock beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any Class A common stock as to which the holder has sole or shared voting power or investment power and also any Class A common stock which the holder has the right to acquire within 60 days of through the exercise of any option, warrant or any other right, including shares of non-economic voting Class C common stock that may be exchanged, together with Class C HoldCo units, for Class A common stock. Shares of common stock underlying warrants that are currently exercisable, or exercisable within 60 days of the Record Date, are considered outstanding and beneficially owned by the person holding such warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of Class A common stock and Class C common stock beneficially owned by them.

Name of Beneficial Owner	Number of Shares of Class A Common Stock	% of Class A Common Stock	Number of Shares of Class C Common Stock	% of Class C Common Stock	Combined Voting Power
5% or Greater Shareholders
Nautilus Resources LLC (2)	30,152,940	73.7%	25,994,400	100%	83.9%
John and Susan Wilder Foundation (3)	6,655,470	16.06%	-	-	9.82%
Directors and Executive Officers
Graham van’t Hoff (4)	87,971	*	-	-	*
William K. Dirks	21,617	*	-	-	*
Marco Brun	218,578	*	-	-	*
Duncan Palmer (5)	72,447	*	-	-	*
Curtis Hébert (6)	72,447	*	-	-	*
Ivan Ronald	-	*	-	-	*
All executive officers and directors as a group (seven persons)	473,060	1.2%	-	-	*

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities and individuals is c/o AleAnna, Inc., 300 Crescent Court, Suite 1860 Dallas, Texas 75201.

(2)	Based on the Schedule 13D/A filed by the John and Susan Wilder Foundation with the SEC on March 4, 2026 and subsequent Form 4s filed by Charles John Wilder, Jr. with the SEC. The securities beneficially owned by Nautilus Resources LLC are indirectly beneficially owned by Charles John Wilder, Jr. and Susan Anne Wilder, as the managing members of JSW Interests LLC, which is the sole member of JSW Energy Holdings LLC, which is the general partner of JSW Energy Interests LP, which is the sole member of Bluescape Resources Investors LLC, which is the manager of Bluescape Resources Company LLC, which is the general partner of BRC Property Holdings LP, which is the manager of BRC-Oxy Marcellus Tax Partnership LLC, which is the sole member of BRC Exploration Holdings LLC, which is the sole member of Nautilus Resources LLC. Each individual and entity referenced herein disclaims the existence of a “group” and disclaims beneficial ownership of all Class C HoldCo Units, other than any Class C HoldCo Units or other securities reported herein as being owned by it, him or her, as the case may be. The address for each party referenced herein is 300 Crescent Court, Suite 1860 Dallas, Texas 75201.

(3)	Based on the Schedule 13D/A filed by the John and Susan Wilder Foundation with the SEC on March 4, 2026. The John and Susan Wilder foundation is managed and controlled by Charles John Wilder, Jr., together with his spouse. The address for the John and Susan Wilder Foundation is 300 Crescent Court, Suite 1860 Dallas, Texas 75201.

(4)	Includes (i) 41,162 RSUs that vest on the earlier of October 29, 2026 or the Annual Meeting and (ii) 46,809 RSUs that vest on the earlier of April 13, 2027 or the Annual Meeting.

(5)	Includes (i) 33,898 RSUs that vest on the earlier of October 29, 2026 or the Annual Meeting and (ii) 38,549 RSUs that vest on the earlier of April 13, 2027 or the Annual Meeting.

(6)	Includes (i) 33,898 RSUs that vest on the earlier of October 29, 2026 or the Annual Meeting and (ii) 38,549 RSUs that vest on the earlier of April 13, 2027 or the Annual Meeting.

Change in Control

The Company is not aware of any arrangement that might result in a change in control in the future, based on the contents and statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act. The Company has no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in the Company’s control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors, and persons who beneficially own more than 10% of the Company’s common stock, to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2025, its officers, directors and greater than 10% beneficial owners complied with the filing requirements of Section 16(a) of the Exchange Act, except that Messrs. Palmer, Ronald, Herbert and van’t Hoff each filed a Form 4 late on November 3, 2025 related to restricted stock units granted to each of them on October 29, 2025.

ADDITIONAL INFORMATION

Submission of Future Stockholder Proposals

Stockholders who intend to have a proposal, including nominations for election to the Board, considered for inclusion in our proxy materials for our 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to our Secretary at AleAnna, Inc., 300 Crescent Court, Suite 1860 Dallas, TX 75201 by no later than the close of business on January 8, 2027 and otherwise comply with the requirements of the SEC for stockholder proposals. If we hold our next annual meeting of stockholders on a date that is more than 30 days from the anniversary of the Annual Meeting, any stockholder proposal must be received a reasonable time before we begin to print and send our proxy materials. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received. We strongly encourage any stockholder interested in submitting a proposal to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

Stockholders who intend to bring a proposal before the 2027 annual meeting of stockholders, or to nominate persons for election as directors, in accordance with the advance notice provisions of our Bylaws, must give timely written notice to the Company’s Secretary of such proposal or nomination. To be timely, the notice must be delivered to the above address not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting. Accordingly, to be timely, a notice must be received not later than March 28, 2027 nor earlier than February 26, 2027 (assuming the meeting is held not more than 30 days before or after June 26, 2027). In the event that the 2027 annual meeting of stockholders is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. Each notice must describe the stockholder proposal in reasonable detail and otherwise comply with the requirements set forth in our Bylaws.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to such stockholders. This delivery method is referred to as “householding” and can result in extra convenience for stockholders and cost savings for companies. This year, we will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from affected stockholders prior to the mailing date. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies and would like to request “householding” of your communications, please contacting the Company by phone at (469) 398-2200 or by mail to AleAnna, Inc., 300 Crescent Court, Suite 1860 Dallas, TX 75201, Attn: Secretary. Upon written or oral request, we will promptly deliver separate proxy materials to any stockholders who receive one paper copy at a shared address.

Communications with the Board of Directors

All interested parties, including our stockholders, may contact one or more of our directors in their capacity as a member of the Board, or the Board as a whole, about bona fide issues or questions about the Company, in writing via U.S. Mail or Expedited Delivery Service to the address below:

AleAnna, Inc.

300 Crescent Court, Suite 1860

Dallas, TX 75201

Attn: Secretary

Our counsel will review all incoming stockholder communications and, if appropriate, will forward such communications to the appropriate member(s) of the Board or, if none is specified, to the Chairman of the Board. Our counsel may decide in the exercise of its judgment whether a response to any stockholder communication is necessary.

Other Business

The Board knows of no other business that may come before the Annual Meeting. However, if any other matters are properly presented at the meeting, the proxy holders will vote upon them in accordance with their best judgment.

Incorporation by Reference

The information contained above under the caption “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future filing except to the extent that the Company incorporates it by reference into such filing.

Annual Report on Form 10-K

A stockholder may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, free of charge, by visiting our website at www.aleannainc.com. Any stockholder who would like a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the related financial statements and the financial statement schedules, may obtain one, without charge, by submitting a written request to the attention of our Chief Financial Officer, AleAnna, Inc., 300 Crescent Court, Suite 1860 Dallas, TX 75201. Additionally, we will provide copies of the exhibits to the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, upon payment of a reasonable fee (which will be limited to our reasonable expenses in furnishing such exhibits).

2026 PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 205984 Aleanna Proxy Card Rev1 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED CONTROL NUMBER Signature Signature, if held jointly Date , 2026 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. 1. Re - election of Class II director nominees (1) Curtis Hébert Jr. (2) William K. Dirks (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) 2. Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2. Please mark your votes like this X FOR AGAINST ABSTAIN Vote by Internet - QUICK YYY EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card . Votes submitted electronically over the Internet must be received by 11 : 59 p . m . , Eastern Time, on June 25 , 2026 . INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 - digit control number to vote electronically at the annual meeting. To attend, visit: https://www.cstproxy.com/aleannainc/2026 MAIL – Mark, sign and date your proxy card and return it in the postage - paid envelope provided. FOR Nominee listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for nominee listed to the left)

2026

ALEANNA

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

ALEANNA

The undersigned appoints William Dirks and Ivan Ronald, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Class A common stock and/or Class C common stock of AleAnna, Inc. held of record by the undersigned at the close of business on April 28, 2026, at the Annual Meeting of Stockholders of AleAnna, Inc., to be held virtually on June 26, 2026 via live webcast at **https://www.cstproxy.com/aleannainc/2026**, or at any adjournment thereof.

2026 205984 Aleanna Proxy Card Rev1 Back Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 26, 2026 To view the 2026 Proxy Statement and 2025 Annual Report, please go to: https://www.cstproxy.com/aleannainc/2026 Th e undersigne d appoints William Dirks an d Iva n Ronald, an d eac h of them, as proxies, each wit h th e power t o appoint his substitute, an d authorizes eac h of them t o represent an d t o vote, as designate d o n th e revers e hereof, all of th e shares of Class A commo n stock and/or Class C common stock of AleAnna, Inc . hel d of recor d by th e undersigne d at th e clos e of business o n Apri l 28 , 2026 , at th e Annual Meetin g of Stockholders of AleAnna, Inc . , t o b e hel d virtually o n Jun e 26 , 202 6 vi a live webcast at https : //www . cstproxy . com/aleannainc/ 2026 , or at any adjournment thereof . THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED . IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING . THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS . (Continued and to be marked, dated and signed on the other side) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS .